Nitric Oxide-Based Medicine novan.com NASDAQ: NOVN Corporate Presentation February 24, 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements including, but not limited to, statements related to the potential therapeutic value of our NITRICIL™ platform technology, our pharmaceutical development of nitric oxide-releasing product candidates, our intention to advance development of certain product candidates, including the timing and progress of our Phase 3 program to evaluate SB206 for the treatment of molluscum, the timing of anticipated topline results, our expected cash runway and our intention to partner with third parties. These forward- looking statements are included throughout this presentation. We have used the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable”, “targeted” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from our expectations, including, but not limited to, any operational or other disruptions as a result of the COVID-19 pandemic, including any delays or disruptions to the conduct of the B-SIMPLE4 study; our ability to enter into arrangements with third parties to support its development efforts on terms that are acceptable to the Company or at all; risks and uncertainties in the clinical development process, including, among others, length, expense, ability to enroll patients, potential for delays or other impacts, whether as a result of the COVID-19 pandemic or other factors, and that results of earlier research and preclinical or clinical trials may not be predictive of results, conclusions or interpretations of later research activities or additional trials; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that our product candidates may not be approved or that additional studies may be required for approval or other delays may occur and that the Company may not obtain funding sufficient to complete the regulatory or development process; our ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development of our product candidates; the risk that disruptions at the FDA or other agencies could cause such agencies to cancel or postpone meetings or otherwise impact the ability of such agencies to provide regulatory guidance or feedback or timely review and process our regulatory submissions, all of which could have a material adverse effect on our business; risks related to the manufacture of raw materials, including our active pharmaceutical ingredient and drug product components utilized in clinical trial materials, such as failure to transfer technology and processes to third parties effectively or failure of those third parties to obtain approval of and maintain compliance with the U.S. Food and Drug Administration or comparable regulatory authorities; our reliance on arrangements with third parties to support its operations and development efforts and the risk that such parties will not successfully carry out their contractual duties or meet expected deadlines; and other risks and uncertainties described in our annual report filed with the SEC on Form 10-K for the twelve months ended December 31, 2020 with the SEC, and in our subsequent filings with the SEC. These forward-looking statements speak only as of the date of this presentation, and Novan disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law. 2

Ongoing pivotal Phase 3 study with data targeted before the end of Q2 2021 3

Investment Opportunity

Company’s First Potential NDA Filing Targeted No Later Than Q3 2022

NITRICIL™ Platform


N
O

Leveraging nitric oxide’s naturally occurring antiviral and immunomodulatory mechanisms

Significant Market Opportunity


~3.4 million[1]

Lead program, SB206 ongoing pivotal Phase 3 for treatment of molluscum

Pipeline Expansion Opportunities



Targeting multiple indications in dermatology, women’s health, infectious diseases and gastroenterology conditions

1. Syneos Health Consulting Primary (n=40 Pediatricians, n=39 Dermatologists, n=4 Pediatric Dermatologists) and Secondary Research (2019).

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Priority Development Pipeline 5 Product Candidate Indication Pre-IND Phase 1 Phase 2 Phase 3 Approval Program Highlight DERMATOLOGY SB206 Molluscum Target Reporting Topline Results before the end of Q2 2021 INFECTIOUS DISEASE SB019 Coronavirus First Demonstration of Antiviral Effect of NO Against SARS-CoV-2 in In Vitro Human Airway Infection Model COMPANION ANIMAL NVN4100 (New Chemical Entity) Antimicrobial Seek Potential Strategic Partner Following PoC

NITRICIL™ Nitric oxide (NO) for therapeutic innovation 6

Nitric Oxide (NO)

Naturally Occurring Antiviral and Immunomodulatory Effects


O
N
Modifies Cysteine Residues
Enzymes
Structural Proteins
Regulatory Factors
Cell
Inhibits Viral Replication
HPV (dsDNA)
HSV (dsDNA)
Coxsakievirus (ssRNA)
SARS-CoV-2 (ssRNA)
Cell

Colasanti, M. et al. S-Nitrosylation of Viral Proteins: Molecular Bases for Antiviral Effect of Nitric Oxide IUBMB Life; 1999 (48) 25-31. Kroen, KD. J Clin Invest. 1993;91(6):2446-2452.; Karupiah, G; et al. Science. 1993;261(5127):1445-1448. Saura, M; et al. Immunity. 1999;10:21-28. Takhampunya, R; et al. J Gen Virol. 2006;87:3003-3011.

7

8 Tunable Dosing Enables Proprietary Formulations That Target Each Indication NITRICIL™ Proprietary Nitric Oxide Based Technology Platform Generates Macromolecular New Chemical Entities (NCEs) 8006004002000 100 80 60 40 20 0 Time (min) % N O R el ea se NVN4428 NVN1000 t1/2 =2.3 min t1/2 =118 min Cumulative Quantity of NO Released 3020100 1000 800 600 400 200 0Pp b N O / m g of N it ri ci l NVN4428 NVN1000 Real-Time NO Release Key Characteristics: Tunability: pH-controlled release profiles Targeted: delivery to site of infection or inflammation Stability: product candidates stable throughout shelf-life Storage: therapeutic quantities

SB206: Lead Program 9 Ongoing pivotal Phase 3 study for treatment of molluscum

SB206: Berdazimer Sodium

Topical Antiviral Gel for the Treatment of Viral Skin Infections


N
N+
-O
N
O- Na+

Macromolecule comprised of a polysiloxane backbone with covalently bound N-diazeniumdiolate NO donors

- New Chemical Entity
- Patients treated to date: >3,400
- Compelling safety profile
- IP until 2035


Real-Time NO Released
Burst Phase
Sustained Phase
Real-Time NO Release (nmol)
Time (min)

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Molluscum

Contagious skin infection caused by the *molluscipoxvirus*, a double-stranded DNA virus



No FDA-Approved Treatments

~3.4 million
prevalence in the U.S.[1]

~1.3 million
diagnosed per annum[1]





~70% of patients below the age of 10

13
Months

Average time to resolution

Current treatment options are limited:

- Physical procedures
- Off-label Rx/OTC

1. Syneos Health Consulting Primary (n=40 Pediatricians, n=39 Dermatologists, n=4 Pediatric Dermatologists) and Secondary Research (2019).

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Development Pathway Towards Potential Approval 12 Potential NDA Filing Targeted No Later Than Q3 2022 B-SIMPLE2 Completed B-SIMPLE4 Topline Results Targeted Q2 2021 B-SIMPLE1 Completed Key findings from immense body of data and external experts guided the design of the B-SIMPLE program 352 Subjects Treatment 12 Weeks Follow-up at Week 24 355 Subjects Treatment 12 Weeks Follow-up at Week 24 ~850 Subjects Treatment 12 Weeks Follow-up at Week 24

B-SIMPLE1 and B-SIMPLE2 13 Integrated Analysis Demonstrated Statistically Significant (p=0.038) Complete Clearance Rate (27.9%) vs. Vehicle (20.9%) at Week 12 B-SIMPLE1: 352 Subjects B-SIMPLE2: 355 Subjects 0.0% 4.3% 10.3% 21.6% 0.4% 4.7% 15.3% 25.8% 0% 5% 10% 15% 20% 25% 30% 35% Week 2 Week 4 Week 8 Week 12 Pe rc en ta ge o f P at ie nt s w it h Co m pl et e Cl ea ra nc e Vehicle SB206 0.0% 1.7% 5.9% 20.3% 1.3% 3.4% 13.9% 30.0% 0% 5% 10% 15% 20% 25% 30% 35% Week 2 Week 4 Week 8 Week 12 Pe rc en ta ge o f P at ie nt s w it h Co m pl et e Cl ea ra nc e Vehicle SB206 * p=0.375 p=0.062 Complete Clearance of All Lesions (ITT1) by Week 12 1. Intent-to-Treat Population(ITT): consists of all subjects who were randomized, and missing data imputed as treatment failures.

Treatment 12 Weeks Follow-up at Week 24 14 B-SIMPLE4 Pivotal Phase 3 Study Design in Molluscum Study Design Based on Learnings from B-SIMPLE1 and B-SIMPLE2: One and two-subject household stratification Inflammation of molluscum lesions added as a stratification factor1 Additional patient and caregiver training and retention efforts 1. As measured by BOTE (beginning of the end). Commenced Study September 2020 Achieved Full Enrollment February 1, 2021 Topline Results Targeted Before the End of Q2 2021 Multi-center, double-blind, randomized, vehicle-controlled study randomization~850 subjects (Aged 6-mos and older) Primary endpoint: Complete clearance of all treatable molluscum lesions

SB206 Commercialization Strategy 15 Preparing for Success Evaluating All Strategic Options Novan Commercializes Secure Commercialization Partner Co-Commercialize with Partner

16 Coronavirus (COVID-19) Program Potential IND filing targeted in 2021 Results from in vitro assessment of concentrations as low as 0.75 mg/mL demonstrated berdazimer sodium reduced 90% of virus after repeat dosing, once daily Engaged Catalent, a global leader in providing integrated services, superior delivery technologies and manufacturing solutions, to develop an intranasal formulation of berdazimer sodium First demonstration of antiviral effect of NO-based medicine against SARS-CoV-2 in an in vitro model that mimics the human airway epithelium N O

Companion Animal Health Program 17 Commenced Exploratory Work to Evaluate NO Application in Adjacent Market Engaged third-party animal health experts to determine technical feasibility and market potential Initial formulation development to assess viability in progress Upon positive proof of concept, engage with potential collaborators and strategic partners

Pipeline Expansion Opportunities

Ongoing In-Depth Review for Pipeline Prioritization

Product Candidates	Indication	Pre-IND	Phase 1	Phase 2	Phase 3	Program Highlight
DERMATOLOGY						
SB204	Acne Vulgaris					Two Phase 3's completed; One confirmatory Phase 3 needed; Protocol finalized
SB208	Tinea Pedis					Phase 2 trial complete; Phase 1 in nail growth complete
SB414	Atopic Dermatitis					Phase 1b trial complete; Phase 2 protocol finalized
SB414	Psoriasis					Phase 1b trial complete; Potential to explore lower doses
MEN'S AND WOMEN'S HEALTH						
SB207	Genital Warts					End of Phase 2 meeting with FDA complete; Phase 3 protocols designed
WH504	High-Risk HPV					Formulation development ongoing; Funded by federal grants
WH602	High-Risk HPV					Formulation development ongoing; Funded by federal grants
GASTROENTEROLOGY						
Undisclosed	Various					Seeking grants to progress

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Corporate Overview 19

Financial Profile Nasdaq: NOVN 20 1. Out of 200,000,000 total common stock authorized per certificate of incorporation. 2. Based on February 10, 2021 closing price of $1.96. 3. Based on Management’s projections and planned development and operating activities described in the Company’s December 31, 2020 Form 10-K as filed with the SEC on February 24, 2021. Cash Runway Expected Into Q1 20223 150.8M1 Common Stock Outstanding at February 10, 2021 $35.9 Million of Cash as of December 31, 2020 $52.8M $296M2 Net Cash Provided by Financing Activities for Year-Ended December 31, 2020 Market Cap as of February 10, 2021

Upcoming Targeted Milestones 21  September 2020: Selection of NCE for Animal Health Pipeline  October 2020: Coronavirus - Reported Results Demonstrating In Vitro Antiviral Effect  September 2020: First Patient Dosed  September 2020: Commenced Study  February 2021: Completed Enrollment SB206 B-SIMPLE4 Q2 2021: Topline Results 2022: Potential NDA Filing with U.S. FDA Opportunities for Strategic Partnering Across Pipeline Q2 2021: Coronavirus- Related Preclinical Results Ongoing: NITRICIL™ Discovery Effort of Additional NCEs

Near Term Inflection Point: Broad Pipeline 22 Topline Results From Pivotal B-SIMPLE4 Phase 3 Study in Molluscum Targeted Before the End of Q2 2021 Proprietary NITRICIL™ Platform: Harnessing the antiviral and immunomodulatory power of nitric oxide Fueling a pipeline with multiple growth opportunities N O

Nitric Oxide-Based Medicine Investor Relations JTC Team 833.475.8247 novn@jtcir.com novan.com NASDAQ: NOVN